Summary Prospectus – August 26, 2015

Schroder Short Duration Bond Fund

Class/Ticker: Investor Shares/SDBNX, R6 Shares/SDBRX

Before you invest, you may want to review the Fund's full prospectus, which contains more information about the Fund and its risks. You can find the Fund's full prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.schroderfunds.com. You can also get this information at no cost by calling 800-464-3108 or by sending an email request to schroderfunds@us.schroders.com. This Summary Prospectus incorporates by reference the Fund's entire prospectus and SAI, each dated August 26, 2015, as supplemented or revised.

Investment Objective:

The Fund seeks long-term total return consistent with the preservation of capital.

Fees and Expenses of the Fund:

The tables below describe the fees and expenses that you may pay if you buy and hold Investor Shares of the Fund.

	R6 Shares	Investor Shares
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	R6 Shares	Investor Shares
Management Fees	0.29%	0.29%
Distribution (12b-1) Fees	None	None
Other Expenses	0.85%	1.00%
Total Annual Fund Operating Expenses	1.14%	1.29%
Less: Fee Waiver and/or Expense Reimbursement(1)	(0.75)%	(0.75)%
Net Annual Fund Operating Expenses	0.39%	0.54%

(1)  In order to limit the Fund's expenses, the Fund's adviser has contractually agreed through February 28, 2017 to waive its fees, pay Fund operating expenses, and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses), for the Fund's R6 Shares, exceed 0.39% of R6 Shares' average daily net assets and, for the Fund's Investor Shares, exceed 0.54% of Investor Shares' average daily net assets. The expense limitation may only be terminated during its term by the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in Investor Shares of the Fund for the time periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, through February 28, 2017, on Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	1 year	3 years
R6 Shares (whether or not shares are redeemed)	$40	$249
Investor Shares (whether or not shares are redeemed)	$55	$296

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Prior to the date of this Prospectus, the Fund had not yet commenced operations. Accordingly, information on the Fund's portfolio turnover rate is not available.

Schroder Short Duration Bond Fund  Summary Prospectus

Principal Investment Strategies.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of U.S. dollar-denominated, investment grade fixed income securities. The Fund's total return includes income earned on the Fund's investments, plus capital appreciation, if any.

Fixed income securities in which the Fund may invest include obligations of governments, government agencies or instrumentalities, supra-national issuers, or corporate issuers. They may pay fixed, variable, or floating interest rates and may include asset-backed securities, mortgage-backed securities (which may include "to be announced" ("TBA") transactions), zero-coupon securities, convertible securities, inflation-indexed bonds, structured notes, bank loans, loan participations, loan assignments, municipal securities, and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest without limit in U.S. dollar denominated foreign securities. The Fund may also invest a portion of its assets in cash and cash equivalents. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in fixed income securities. In addition, the Fund may invest up to 10% of its net assets in securities that are rated below investment grade (commonly known as "high yield securities" or "junk bonds"), or are unrated securities that Schroder Investment Management North America Inc., the Fund's adviser ("Schroders"), determines are of comparable quality. At times, the Fund's investments in municipal securities may be substantial depending on Schroders' outlook on the market.

While the Fund may invest in fixed income securities of any maturity or duration, under normal market conditions, Schroders seeks to maintain an average effective portfolio duration that is within +/- 1/2 year of the average effective duration of the Fund's benchmark, the BofA Merrill Lynch 1-3 Year Treasury Bond Index, on an adjusted basis. Schroders generally adjusts the duration of tax-exempt municipal bonds by a factor (currently 0.7) to reflect its view that their prices are typically less sensitive to changes in interest rates than taxable securities. Duration is a measure of a debt security's price sensitivity to a given change in interest rates; effective duration is a measure of the Fund's portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. Generally, the higher a debt security's duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due.

Schroders' decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, Schroders assesses an issue's historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. When making decisions to purchase or sell a security, Schroders also considers a number of factors including sector exposures, interest rate duration, yield and the relationship between yields and maturity dates.

Schroders may engage actively in transactions involving derivatives in managing the Fund. Derivative transactions may include exchange-traded or over-the-counter derivatives, such as swap contracts including interest rate swaps, total return swaps, and credit default swaps, and futures contracts and options on futures (typically for the purposes of interest rate or other risk management or as a substitute for direct investment), and foreign currency exchange transactions, including currency futures, forwards, and option transactions (typically to hedge against changes in the values of currencies in which investments are denominated). The notional value of the Fund's investments in derivatives that provide exposure comparable, in the judgment of the adviser, to investments in fixed income securities may be counted toward satisfaction of the 80% policy described above.

The Fund may engage in active and frequent trading of portfolio securities in seeking to achieve its investment objective.

Principal Risks.

It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The values of investments held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the financial markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Debt Securities Risk: investing in debt securities may expose the Fund to "Credit Risk," "Interest Rate Risk," "Valuation Risk," and "Inflation/Deflation Risk," among other risks;

•  Interest Rate Risk: fixed income, or debt, securities generally decline in value in response to increases in interest rates; in addition, as interest rates fall, borrowers may prepay their obligations, generally requiring the recipients to reinvest those payments in instruments paying interest at lower rates. Generally, the higher a debt security's duration, the greater its price sensitivity to a change in interest rates;

Schroder Short Duration Bond Fund  Summary Prospectus

•  High Yield/Junk Bond Risk: lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value;

•  Rating Agencies Risk: ratings reflect only the views of the originating rating agencies. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances warrant. A downward revision or withdrawal of such ratings, or both, may have an effect on the liquidity or market price of the securities in question;

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Mortgage-Backed and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

•  "To Be Announced" Transactions Risk: TBA transactions may create investment leverage; the ability of the Fund to benefit from its investment in a TBA transaction will depend on the ability and willingness of its counterparty to perform its obligations to the Fund;

•  U.S. Government Securities Risk: securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States; investing in such securities may involve interest rate and mortgage and asset-backed securities risks;

•  Liquidity Risk: at times, the Fund may be invested in illiquid securities that may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times. Investments in foreign securities, including emerging market securities, tend to have greater exposure to liquidity risk;

•  Valuation Risk: certain securities may be difficult to value, and there can be no assurance that the valuation placed on a security held by the Fund will reflect that actual price at which the security might be sold in a market transaction;

•  Municipal Securities Risk: economic, political or regulatory changes may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's municipal securities. Interest and principal on some municipal securities are payable only out of limited income or revenue streams;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, credit, interest rate and valuation risks and the risk of losing more than the principal amount invested. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index;

•  Counterparty Risk: the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations;

•  Foreign Securities Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding taxes;

•  Debt Market Risk: debt markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Debt securities may be difficult to value during such periods;

•  Loan Risk: investments in loans are generally subject to the same risks as investments in other types of debt securities. They may be difficult to value and may be illiquid;

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance; and

Schroder Short Duration Bond Fund  Summary Prospectus

•  Limited Operating History Risk: the risk that a newly formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

Please see "Principal Risks of Investing in the Funds" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information:

The Fund has not yet commenced operations and does not yet have a calendar year of investment performance.

Management of the Fund:

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Portfolio Managers –

Andrew B.J. Chorlton, CFA, Portfolio Manager, has managed the Fund since its inception in 2015.

Edward H. Jewett, Portfolio Manager, has managed the Fund since its inception in 2015.

Richard A. Rezek Jr., CFA, Portfolio Manager, has managed the Fund since its inception in 2015.

Neil G. Sutherland, CFA, Portfolio Manager, has managed the Fund since its inception in 2015.

Julio C. Bonilla, CFA, Portfolio Manager, has managed the Fund since its inception in 2015.

Purchase and Sale of Fund Shares:

Investor Shares are intended primarily for purchase by larger accounts or through fund networks or financial intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares, subject to the minimums of such fund networks or financial intermediaries. The minimum initial investment for Investor Shares is $250,000 and the minimum subsequent investment is $1,000.

R6 Shares are available for purchase by eligible institutional investors. R6 Shares are generally not available to investors who invest or hold their shares through financial intermediaries, such as clearing firms or record keepers, that expect to receive compensation from the Fund or from Schroders. The minimum initial investment for R6 Shares is $5,000,000 and there is no minimum for additional purchases of R6 Shares.

For all shares classes, minimums may be waived or modified under certain circumstances.

Please consult your financial intermediary for more information on purchases and redemptions. If shares are held in the name of a financial intermediary, they may only be sold through that financial intermediary.

Direct Purchases and Redemptions. If eligible, you may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your shares on any day the New York Stock Exchange is open by contacting your financial intermediary, by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 55260, Boston, MA 02205-5260) or by calling BFDS.

Tax Information:

The Fund's distributions are generally currently taxable to you as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed at or upon withdrawal of monies from those arrangements. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

SUM-PRO-SDB